SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 12, 2003

                           Introgen Therapeutics, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                    0-21291                     74-2704230
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(State or other jurisdiction     (Commission                 (IRS Employer
of incorporation)                File Number)                Identification No.)

            301 Congress Avenue, Suite 1850, Austin, Texas   78701
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             (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (512) 708-9310

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          (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Press Release dated August 12, 2003.

Item 12. Results of Operations and Financial Condition.

      Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the registrant's press release, dated August 12, 2003, regarding results of operations and financial condition for the registrant's second fiscal quarter ended June 30, 2003.

      The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2003                     INTROGEN THERAPEUTICS, INC.

                                              /s/ James W. Albrecht, Jr.
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                                           James W. Albrecht, Jr.
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS

         Exhibit
         Number            Description of Document
         ------            -----------------------
         99.1              Press Release dated August 12, 2003.